UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 25, 2009

US GOLD CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	001-33190	84-0796160
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

99 George Street, Third Floor

Toronto, Ontario, Canada  M5A 2N4

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number including area code:  (647) 258-0395

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure.

On February 25, 2009, US Gold Corporation (the “Company”) held an investor relations luncheon at its corporate headquarters in Toronto, Ontario, Canada.  The luncheon included a PowerPoint presentation discussing the Company’s exploration activities.  A copy of the slides are attached to this report as Exhibit 99.1.

An archive of the slides will be posted on the Company’s website at http://www.usgold.com and will be available for at least 30 days.

The information furnished under Item 7.01 of this report shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless the Company specifically incorporates the foregoing information into those documents by reference.

Item 9.01               Financial Statements and Exhibits.

(d)                   Exhibits.  The following exhibits are furnished with this report:

99.1      PowerPoint slides from investor presentation on February 25, 2009.

Cautionary Statement

Certain statements contained herein or in the exhibits furnished with this report made by or on behalf of the Company may contain forward-looking statements.  Such forward-looking statements are sometimes identified by words such as “intends,” “anticipates,” “believes,” “expects” and “hopes” and involve a number of risks and uncertainties that could cause actual results to differ materially from projected results.  Factors that could cause actual results to differ materially include, among others, drilling results, commodity prices, industry conditions, the availability of drill rigs and other support services, environmental and governmental regulations, availability of financing, judicial proceedings, force majeure events and other risks factors as described from time to time in the Company’s filings with the Securities and Exchange Commission.  Most of these factors are outside the control of the Company.  Investors are cautioned not to put undue reliance on forward-looking statements.  Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

US GOLD CORPORATION

Date: February 25, 2009	By:	/s/ Perry Ing
Perry Ing, Vice President, Chief Financial Officer and Secretary

Exhibit Index

The following is a list of the Exhibits furnished herewith.

Exhibit
Number	Description of Exhibit

99.1	PowerPoint slides from investor presentation on February 25, 2009.